EXHIBIT 10.7

             AGREEMENT DATED JUNE 6, 2001 BETWEEN CLEARCOLL PTY LTD
               AND PRAXIS PHARMACEUTICALS INTERNATIONAL PTY LTD.

AGREEMENT               dated June 6th                                     2001

BETWEEN

CLEARCOLL PTY LTD (ACN: 076 764 013) of 262 Johnson St, Annandale NSW 2038 ('CLEARCOLL')

AND

PRAXIS PHARMACEUTICALS INTERNATIONAL PTY LTD (ACN 092 654 870) of Anutech Court, North Road, Canberra, ACT ('PRAXIS')


BACKGROUND

A. Clearcoll has knowledge of and/or IPR in respect of the preparation and use of compositions for skin care, dermal filling and wound healing (the 'FIELD').

B. Praxis has knowledge of and IPR in respect of mono and polysaccharides and analogues thereof which attract fibroblasts and/or similar cells (the 'PRAXIS POLYSACCHARIDES').

C. Clearcoll desires to investigate the use of the Praxis Polysaccharides in the Field and Praxis is agreeable to grant Clearcoll an option to acquire an exclusive world-wide licence to use the Praxis Polysaccharides in the Field on the terms of this agreement.

AGREEMENT

1.       MEANING OF WORDS

1.1      DEFINITIONS

         In this agreement:

         `BACKGROUND IPR' means any IPR created independently of the Project which Praxis or Clearcoll makes available to carry out the Project and includes at the date of this agreement the Background IPR of each party described in the Project Plan.

         `CONFIDENTIAL INFORMATION' of a party means any information that is:

         (a) by its nature confidential;

         (b) is designated by a party as confidential at the time it is communicated to the other party; and

         (c) is communicated by the one party to the other party in writing or, in the event that it is communicated verbally, is confirmed in writing within 20 days of such verbal communication, such


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             written communication or confirmation being marked "confidential".

         'FIRST RIGHT OF REFUSAL PERIOD' means [insert period] from the grant of the right of first refusal under CLAUSE 6.6.

         `INTELLECTUAL PROPERTY RIGHTS' OR 'IPR' means all intellectual property rights, including:

         (a) patents, plant breeder's right, copyright, rights in circuit layouts, registered designs, trade marks, and any right to have confidential information kept confidential; and

         (b) any application or right to apply for registration of any of the rights referred to in (a).

         `IPR COSTS' means the fees, costs and expenses of obtaining and maintaining registered IPR protection for IPR, including patent attorney and legal fees.

         'PROJECT' means the project described in the Project Plan.

         'PROJECT PLAN' means the project plan in the Schedule to this agreement.

         `PROJECT IPR' means any IPR developed during and as a result of carrying out the Project.

         `PROJECT RESULTS' means the Deliverables and the Project IPR.

         The following words have the meaning ascribed to them in the Project
         Plan: PROJECT MEETINGS, TASKS, MILESTONES and DELIVERABLES.


1.2      INTERPRETATION

         In this agreement, unless the contrary intention appears:

         (a) headings are for ease of reference only and do not affect the meaning of this agreement;

         (b) the singular includes the plural and vice versa and words importing a gender include other genders; and

         (c) other grammatical forms of defined words or expressions have corresponding meanings.

2.       PROJECT

2.1      BACKGROUND IPR


         Each Party:
         (a) retains ownership of its Background IPR;

         (b) grants the other party a non exclusive, non transferable, royalty free licence to use its Background IPR to the extent necessary to enable the other party to carry out its obligations under this agreement; and


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         (c) may only use any Background IPR of the other party outside the
             Project if it obtains prior written consent from that party.

2.2      WORKING TOGETHER

           Each party must:

         (a) ensure that its Personnel carry out the Tasks allotted to it:

             (i) in accordance with the Project Plan; and

             (ii) with due professional care and skill;

         (b) attend Project Meetings as set out in the Project Plan; and

         (c) supply the other party promptly with information the other party reasonably requires so that it is not delayed in performing its obligations under this agreement.

2.3      INDEPENDENT ACTIVITIES


         Each party acknowledges that the other party may carry out research, development and commercial exploitation independently of the Project.

3.       REPORTS

3.1      SUBMISSION

         Each party must submit to the Management Committee at each Milestone a `Milestone Report', as set out in the Project Plan specifying:

         (a) the Tasks performed for the Milestone; and

         (b) any Project IPR generated.

3.2      FINAL REPORT

         Within 30 days after the final Milestone, or, in the case of early termination, within 30 days after termination, the parties must submit a `Final Report' to the Management Committee specifying all tasks performed during the Project and all Project IPR generated.

3.3      INFORMATION EXCHANGE

         Each party must provide all information requested by the other party to enable the other party to prepare the reports.

4.       MANAGEMENT COMMITTEE

4.1      ESTABLISHMENT

         The parties must set up a Management Committee of equal representation:

         (a) to be responsible for the overall relationship between the parties; and


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         (b) to oversee the Project.

4.2      REPRESENTATIVES

         Each party:

         (a) must appoint at least two representatives (`RESEARCH COORDINATORS') acceptable to the other party as its representatives on the Management Committee;

         (b) subject to the other party's approval, may replace a representative by giving reasonable prior notice to the other party; and

         (c) may appoint an alternate person to act as its representative at a meeting but only if it notifies the other party at least 24 hours before the relevant meeting.

4.3      MEETINGS

         The Research Coordinators will arrange meetings of the Management Committee at each Milestone or more frequently if mutually agreed, to:
         (a) oversee the conduct of the Project;

         (b) review the Project at least every two months;

         (c) consider Milestone Reports;

         (d) discuss and recommend to the parties any proposed variations to any aspect of the Project; and

         (e) manage the Project IPR, including by:

             (i) identifying and notifying the parties of existing and future
                 Project IPR;

             (ii) making recommendations about which Project IPR should be:

                 (A) retained as Confidential Information; or

                 (B) protected by patent or any other form of IPR protection.

4.4      CHAIR

         Praxis will appoint the Chair of the Management Committee who must ensure that for each meeting:
         (a) where possible, an agenda is circulated in advance; and

         (b) minutes are kept and promptly circulated to each party.

4.5      QUORUM

         The quorum for meetings of the Management Committee is at least one representative of each party. All decisions of the Management Committee are to be unanimous. If this is not achievable then clause 19 (Dispute Resolution) will apply.



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5.       PROJECT RESULTS AND IPR

5.1      BACKGROUND IPR

         Each party retains ownership of any Background IPR it provides to carry out the Project.

5.2      DELIVERABLES

         The parties acknowledge and agree that Praxis and Clearcoll will own the Deliverables on creation as tenants in common in equal shares.

5.3      PROJECT IPR

         Project IPR shall belong to Clearcoll and Praxis as tenants in common in equal shares and will be protected as determined by the Management Committee.


5.4      COMMERCIALISATION

         Neither party shall use the Project IP for commercial purposes without first reaching agreement with the other party as to the terms and conditions upon which the IP is to be used. In the event that the parties are unable to agree upon such terms and conditions the matter shall be referred to mediationwith a mediator registered under the MEDIATIONS ACT 1997 (ACT) in a genuine effort to reach agreement upon such terms, and, if such mediation is unsuccessful the matter shall then be referred to binding arbitration under the ARBITRATION (CIVIL ACTIONS) ACT 1983. In the event of a disagreement between the parties as to the proceedures of the Australian Commercial Disputes Centre shall apply.

6.       OPTION

6.1      GRANT

         If Clearcoll has undertaken the Project in accordance with this agreement, Praxis grants Clearcoll an option to acquire an exclusive, world-wide licence of all intellectual property owned, by or licensed to, Praxis, including Project IPR, in the Praxis Polysaccharides in the Field (the 'OPTION').

6.2      EXERCISE OF OPTION

         Clearcoll may exercise the Option by notifying Praxis ('Exercise Notice') at any time within 12 months from the date of delivery of the Final Report or such further period as is agreed by the parties in writing (the 'OPTION PERIOD').

6.3      OPTION PERIOD


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         Praxis shall not during the Option Period discuss with any third party any issue relating to the use of the Praxis Polysaccharides in the Field nor shall it enter into any negotiations to deal with its IP rights in respect of the use of the Praxis Polysaccharides in the Field.

6.4      NEGOTIATIONS

         Upon Clearcoll exercising the Option, the parties will enter negotiations in good faith to determine the terms and conditions on which the licence shall be granted to Clearcoll. The parties acknowledge and agree that any licence granted to Clearcoll under this Clause 6 will be based upon the premise that the licensor(s), or all licensors together in the circumstances that more than one licence is required to commercialise the technology, shall receive 25% of the additional profit made by the licensee from the use of the licensed technology and shall include amongst its terms:

         (a) a specified purpose;

         (b) a specified term;

         (c) a requirement for Clearcoll to pay Praxis licence fees and/or, royalties and/or milestone payments; and

         (d) minimum performance obligations applicable to Clearcoll.


6.5      MEDIATION

         In the event that the parties are unable to agree upon such terms within 3 MONTHS after the date of the Exercise Notice then they will enter into mediation with a mediator registered under the MEDIATIONS ACT 1997 (ACT) in a genuine effort to reach agreement upon such terms.

6.6      NO AGREEMENT

         In the event that the parties are unable to so agree then Praxis grants Clearcoll a first right of refusal to an exclusive, non-transferable, world-wide licence of all intellectual property owned, by or licensed to, Praxis in the Praxis Polysaccharides in the Field.

6.7      NOTIFICATION

         During the First Right of Refusal Period, Praxis must not grant any third party a licence of some or all intellectual property owned, by or licensed to, Praxis in the Praxis Polysaccharides in the Field without first notifying Clearcoll of the terms and conditions on which Praxis proposes to do so ('PROPOSAL').

6.8      ELECTION

         Clearcoll may elect, within 30 days after receiving a Proposal, to enter into an agreement with Praxis on the terms and conditions of the Proposal.

6.9      AGREEMENT

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         If Clearcoll does not, within 30 days after receipt of a Proposal:

         (a) enter into an agreement with Praxis in accordance with clause 6.8; and

         (b) respond to a Proposal;

         Praxis may enter into an agreement in relation to the Praxis Polysaccharides with any other person on terms and conditions no more favourable to that other person than the terms and conditions of the Proposal.


7.       GOODS AND SERVICES TAX

7.1      INTERPRETATION

         Words or expressions used in this clause 7 which are defined in the A NEW TAX SYSTEM (GOODS AND SERVICES TAX) ACT 1999 (Cth) or, if not so defined, then which are defined in the TRADE PRACTICES ACT 1974 (Cth), have the same meaning in this clause.

7.2      GST INCLUSIVE AMOUNTS

         For the purposes of this agreement where the expression 'GST inclusive' is used in relation to an amount payable or other consideration to be provided for a supply under this agreement, the amount or consideration will not be increased on account of any GST payable on that supply.

7.3      CONSIDERATION IS GST EXCLUSIVE

         Any consideration to be paid or provided for a supply made under or in connection with this agreement, unless specifically described in this agreement as 'GST inclusive', does not include an amount on account of GST.

7.4      GROSS UP OF CONSIDERATION

         Despite any other provision in this agreement, if a party ('SUPPLIER') makes a supply under or in connection with this agreement on which GST is imposed (not being a supply the consideration for which is specifically described in this agreement as 'GST inclusive'):

         (a) the consideration payable or to be provided for that supply under this agreement but for the application of this clause ('GST EXCLUSIVE CONSIDERATION') is increased by, and the recipient of the supply ('RECIPIENT') must also pay to the Supplier, an amount equal to the GST payable by the Supplier on that supply; and

         (b) the amount by which the GST exclusive consideration is increased must be paid to the Supplier by the Recipient without set off, deduction or requirement for demand, at the same time as the GST exclusive consideration is payable or to be provided.


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7.5      REIMBURSEMENTS (NET DOWN)

         If a payment to a party under this AGREEMENT is a reimbursement or indemnification, calculated by reference to a loss, cost or expense incurred by that party, then the payment will be reduced by the amount of any input tax credit to which that party is entitled for that loss, cost or expense.

         That party is assumed to be entitled to a full input tax credit unless it proves, before the date on which the payment must be made, that its entitlement is otherwise.

7.6      NEW TAX SYSTEM CHANGES

         The Supplier must pay to the Recipient a refund of payments under this clause calculated as follows:

         R=A(1+B)

         Where:
         'R' is the amount of the refund;
         'A' is the Supplier's calculation of the amount of savings realised by the Supplier during the New Tax System transition period as a result of the New Tax System changes in respect of any supply under this agreement; and
         'B' is the rate of GST applicable at the date of the calculation (expressed as a decimal).

8.       CONFIDENTIAL INFORMATION

8.1      OBLIGATIONS

         Each party shall in relation to the Confidential Information of the other:

         (a) keep it confidential;

         (b) use it only as permitted under this agreement and only disclose it to employees, contractors and agents who have a need to know;

         (c) not copy it or any part of it that is in material form other than as strictly necessary and must mark any such copy `Confidential - (Discloser)';

         (d) promptly comply with any request by the Discloser to return or destroy any or all copies of Confidential Information unless required by law to be retained;

         (e) implement security practices against unauthorised copying, use and disclosure (whether that disclosure is oral, in writing or in any other form); and

         (f) immediately notify the Discloser if the Recipient becomes aware of any:



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             (i) unauthorised copying, use or disclosure in any form; or

             (ii) disclosure required by law.

8.2      EXCEPTIONS

         The obligations in this clause 8 do not apply to the extent that Confidential Information:

         (a) was already in the public domain before disclosure to the recipient party;

         (b) subsequently becomes available in the public domain through no fault of the recipient party;

         (c) can be shown to have already been in the possession of the recipient party before disclosure to the recipient party;

         (d) is provided to recipient by a third party who has no obligation of confidence to the disclosing party; or

         (e) is obliged to be disclosed by Law.

9.       WARRANTIES

9.1      PRAXIS WARRANTIES

           Praxis warrants that:

         (a) it is free to enter into this agreement,

         (b) at the date of this agreement, it knows of no reason why any license which it holds in respect of the Praxis Polysaccharide may be terminated by the licensor thereof; and

         (c) at the date of this agreement, it knows of no third party intellectual property which would be infringed by the use of the Praxis Polysaccharides in the Field.

9.2      CLEARCOLL WARRANTIES

         Clearcoll warrants that:

         (a) it is free to and has all necessary power to enter into this agreement; and

         (b) at the date of this agreement, it knows of no third party intellectual property which would be infringed by the use of Clearcoll's Background IPR other than claim 11 of US Patent 6,031,017 and its foreign.

10.      END OF AGREEMENT

10.1     END OF TERM

         Unless the parties agree otherwise this agreement will end on the expiry of the last to expire of any patents granted on Praxis

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         Polysacharides or Project IPR or 10 years from the date hereof, whichever is the later.

10.2     EARLIER TERMINATION

         Either party may end this agreement immediately by giving notice to the other party if that other party:

         (a) breaches any provision of this agreement and fails to remedy the breach within 30 days after receiving notice requiring it to do so; and

         (b) breaches a material provision of this agreement where that breach is not capable of remedy.

10.3     INSOLVENCY

         Each party may end this agreement immediately by giving notice to the other party if any of the following events happen to the other party:

         (a) there is a change in the direct or indirect beneficial ownership or control of the party which would affect its ability to comply with its obligations under this agreement;

         (b) it disposes of the whole or any part of its assets, operations or business other than in the ordinary course of business;

         (c) it ceases to carry on business;

         (d) it ceases to be able to pay its debts as they become due;

         (e) any step is taken by a mortgagee to take possession or dispose of the whole or any part of its assets, operations or business;

         (f) any step is taken to enter into any arrangement between the party and its creditors;

         (g) any step is taken to appoint a receiver, a receiver and manager, a trustee in bankruptcy, a liquidator, a provisional liquidator, an administrator or other like person of the whole or any part of its assets or business; or

         (h) where the party is a partnership, any step is taken to dissolve, or which has the effect of dissolving, that partnership.

11.      AFTER END OF AGREEMENT

         After the end of the agreement:

         (a) the licence ceases;

         (b) Clearcoll must immediately stop using the Praxis Polysaccharides if doing sop would infringe any subsisting IPR of Praxis;

         (c) each party's (the `FIRST PARTY') right to use Confidential Information of the other party ceases and the first party must immediately at the other party's request and option:

             (i)   return to the other party;

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             (ii)  destroy and certify in writing to the other party the destruction of; or

             (iii) destroy and permit the other party to witness the destruction of

             all of the other party's Confidential Information in the first party's possession or control;

         (d) clauses 5 (Project Results and IPR), 8 (Confidential Information) and 9 (Warranties) continue; and

         (e) accrued rights or remedies of either party are not affected.

12.      UNEXPECTED EVENTS

12.1     DEFINITION

         `UNEXPECTED EVENT' affecting a party means anything outside that party's reasonable control, including but not limited to, acts or omissions of the other party, fire, storm, flood, earthquake, war, transportation embargo or failure or delay in transportation, act or omission (including laws, regulations, disapprovals or failures to approve) of any third person (including but not limited to, sub-contractors, customers, governments or government agencies).


12.2     CONSEQUENCES

         No party is liable for any failure to perform or delay in performing its obligations under this agreement if that failure or delay is due to an Unexpected Event. If that failure or delay exceeds 3 months, the other party may, by notice, terminate this agreement with immediate effect. This clause does not apply to any obligation to pay money.


13.      GENERAL

13.1     GOVERNING LAW

         This agreement shall be governed by and interpreted under the Laws of the State of New South Wales, Australia.

13.2     NOTICES

         A party notifying or giving notice under this agreement must give notice in writing to the last known mail, facsimile or e-mail address of the recipient party.

13.3     RELATIONSHIPS

         This agreement does not create a relationship of employment, agency or partnership between the parties.

13.4     FURTHER ACTION

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         Each party must do or cause to be done all things necessary or desirable to give effect to, and refrain from doing things that would hinder performance of, this agreement.

13.5     ASSIGNMENT

         A party must not assign or attempt to assign or otherwise transfer any right arising out of this agreement without the written consent of the other party.

13.6     WAIVER

         The failure of a party at any time to insist on performance by the other party of any obligation under this agreement is not a waiver of its right:

         (a) to insist on providing of, or to claim damages for breach of, that obligation unless that party acknowledges in writing that the failure is a waiver; and

         (b) at any other time to insist on performance of that or any other obligation of the other party under this agreement.

13.7     SEVERABILITY

         If part or all of any clause of this agreement is illegal or unenforceable it will be severed from this agreement and will not affect the continued operation of the remaining provisions.

13.8     ENTIRE AGREEMENT

         This agreement:

         (a) records the entire agreement between the parties and supersedes all earlier agreements and representations by the parties about its subject matter; and

         (b) may only be altered in writing signed by both parties.



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

SIGNED for CLEARCOLL PTY LTD by an authorised officer    )     /s/ GEOFFREY HEBER
in the presence of                                       )     ------------------------------------------------------
                                                         )     Signature of officer

/s/ CARENE CONNELL                                             GEOFFREY HEBER
--------------------------------------------------------       ------------------------------------------------------
Signature of witness                                           Name of officer (print)

CARENE CONNELL                                                 DIRECTOR
--------------------------------------------------------       ------------------------------------------------------
Name of witness (print)                                        Office held



SIGNED for PRAXIS                                        )
PHARMACEUTICALS                                          )     /s/ BRETT CHARLTON
ININTERNATIONAL PTY LTD by                               )     ------------------------------------------------------
an authorised officer in the presence of                       Signature of officer


/s/ DOUGLAS FRANCIS                                            BRETT CHARLTON
--------------------------------------------------------       ------------------------------------------------------
Signature of witness                                           Name of officer (print)

DOUGLAS FRANCIS                                                DIRECTOR
--------------------------------------------------------       ------------------------------------------------------
Name of witness (print)                                        Office held




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                            SCHEDULE TOPICAL PRODUCT

                                  PROJECT PLAN

BACKGROUND                   Praxis has discovered novel dermal actions of mono
                             and polysaccharides and Clearcoll may provide
                             permeation enhancement technology which will make
                             these polysaccharides permeate into the dermis.

OBJECTIVES                   To produce topical formulations of Praxis
                             polysaccharides suitable for commercial
                             distribution from which the Polysaccharides will
                             permeate into the dermis and to document the in
                             vivo effects of these topically applied
                             Polysaccharides in animals and in humans.

BACKGROUND IPR               FROM CLEARCOLL                FROM PRAXIS

                             SKIN PERMEATION               Praxis saccharides with dermal structure
                             ENHANCEMENT OF                modifying activity
                             PARTICES LESS THAN
                             20UM IN SIZE

START DATE                   1ST MAY 2001

COMPLETION DATE              DATE ON WHICH PROJECT IS DUE TO END

TASKS                        Task                          Responsibility               Timeframe

                             Provision of sufficient       Praxis                       3 mths
                             quantities of Praxis
                             polysaccharide in particles
                             less than 20um in size to
                             Clearcoll for production of
                             topical formulations

                             Provision to Praxis of
                             topical formulations for      Clearcoll                    1 month
                             transdermal penetration
                             testing

                             Transdermal testing
                                                           Praxis                       3 mths
                             Animal study of dermal
                             effects                       Praxis                       3 mths

                             Protocol for human safety
                             and efficacy effects          Clearcoll/Praxis             2 months

                             Human safety and
                                                           Clearcoll                    6 months

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                             efficicacy studies

                             Stability studies

                                                           Clearcoll                    6 months

MILESTONES                   Milestone                                                  Milestone Date
                             Production of topical formulations                         1/8/01

                             Completion of skin permeation testing                      1/12/01

                             Completion of animal studies                               1/12/01

                             Completion of human safety and efficacy studies            1/8/02

DELIVERABLES                 Formulas of topical products containing Praxis Polysaccharide which successfully allow transdermal penetration

                             Report on transdermal penetration studies

                             Protocol for human safety and efficacy studies

                             Report on human safety and efficacy studies

                             Report on stability studies

PROJECT MEETINGS             Meeting after completion of transdermal penetration studies to discuss protocol for human safety and efficacy studies

                             Meeting after completion of human safety and efficacy studies


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                          SCHEDULE INJECTABLE PRODUCTS


                                  PROJECT PLAN

BACKGROUND                   Praxis has discovered novel dermal actions of mono
                             and polysaccharides and Clearcoll is in the
                             business of researching and developing dermal
                             fillers and the manufacturing and distribution of
                             cosmetic medical products to physicians.

OBJECTIVES                   To produce fillers which will produce long term
                             effects through new collagen deposition and which
                             will be acceptable to physicians and their patients
                             and to document these effects.

BACKGROUND IPR               FROM CLEARCOLL                FROM PRAXIS
                             METHOD OF PRODUCING
                             CROSSLINKED HYALURONIC ACID   Saccharides with dermal structure
                             BIOMATERIALS SUITABLE FOR     modifying activity
                             USE AS DERMAL FILLING
                             MATERIALS

START DATE                   1ST MAY 2001

COMPLETION DATE              DATE ON WHICH PROJECT IS DUE TO END

TASKS                        Task                          Responsibility               Timeframe

                             Production of sufficient      Praxis                       3 mths
                             quantities of Praxis
                             polysaccharide for dermal
                             filler studies

                             Production of covalently      Clearcoll                    3 mths
                             bound crosslinked
                             hyaluronic acid/Praxis
                             polysaccharide material

                             Production of GLP or GMP                                   6 mths
                             validated 1ml syringes of     Praxis/Clearcoll
                             solutions of Praxis
                             polysaccharide with and
                             without HA in various
                             concentrations

                             Toxicity testing including                                 6 mths
                             cytotoxicity,                 Praxis
                             sensitisation,
                             genotoxicity,
                             carcinogenicity and
                             implantation studies
                                                                                        2 mths

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                             Protocol for human pilot
                             study Praxis
                                                                                        4 months
                             Ethics Committee approval
                             for human pilot study         Praxis/Clearcoll

                             Human pilot study                                          6 mths

                             Protocol for human safety     Clearcoll                    2 months
                             and efficacy study
                                                           Clearcoll/Praxis

                             Ethics Committee approval                                  4 mths
                             for human safety and
                             efficacy study of Praxis
                             polysaccharide with and       Praxis/Clearcoll
                             without HA

                             Human safety and efficacy
                             study                                                      12 months


                                                           Clearcoll

MILESTONES                   Milestone                                                  Milestone Date
                             Production of HA/Praxis polysaccharide                     1/9/01

                             Production of GLP/GMP materials for testing                1/4/02

                             Completion of toxicity testing                             1/10/02

                             Completion of human pilot study                            1/4/03

                             Completion of human safety and efficacy studies            1/10/04

DELIVERABLES                 Report on toxicity testing Protocol for human pilot
                             study Report human pilot study Protocol for human
                             safety and efficacy study Report on human safety
                             and efficacy study

PROJECT                      MEETINGS Meeting upon completion of toxicity testing
                             Meeting upon completion of human pilot study
                             Meeting upon completion of human safety and efficacy study




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